PIMCO Government Money Market Fund

SUMMARY PROSPECTUS

July 29, 2016 (as supplemented April 7, 2017)

Share Class:	Inst	M	P	Admin	D	A	C	R
Ticker:	PGYXX	PGFXX	PGPXX	PGOXX	—	AMAXX	AMGXX	—

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 29, 2016, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None(1)

1 Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses(1)	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%

1 To maintain certain net yields for the Fund, Pacific Investment Management Company LLC ("PIMCO") or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
Class M	$18	$58	$101	$230
Class P	$29	$90	$157	$356
Administrative Class	$18	$58	$101	$230
Class D	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Class R	$34	$106	$185	$418

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
Class M	$18	$58	$101	$230
Class P	$29	$90	$157	$356
Administrative Class	$18	$58	$101	$230
Class D	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Class R	$34	$106	$185	$418

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Fund may enter into reverse repurchase agreements and sale buy back transactions to satisfy redemption requests or for other temporary or emergency purposes.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

PIMCO FUNDS | SUMMARY PROSPECTUS

PIMCO Government Money Market Fund

government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Reverse Repurchase Agreements and Other Borrowings Risk: the risk that reverse repurchase agreements or other borrowings may increase the Fund's overall investment exposure and that the related transaction costs may detract from Fund performance

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class M shares. For periods prior to the inception date of Class A, Class C and Class P shares (May 14, 2009) and Institutional Class and Administrative Class shares (May 13, 2016), performance information shown in the table for that class is based on the performance of the Fund's Class M shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Class D and Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Citi 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Fund began operations on 01/27/09. Index comparisons began on 01/31/09. The Lipper Institutional U.S. Government Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401(k) and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class M*

*The year-to-date return as of June 30, 2016 is 0.14%. For the periods shown in the bar chart, the highest quarterly return was 0.04% in the Q4 2015, and the lowest quarterly return was 0.00% in the Q3 2013.

2	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/15)

	1 Year	5 Years	Since Inception (01/27/2009)
Class M Return Before Taxes	0.05%	0.03%	0.06%
Institutional Class Return Before Taxes	0.05%	0.03%	0.06%
Class P Return Before Taxes	0.04%	0.03%	0.05%
Administrative Class Return Before Taxes	0.05%	0.03%	0.06%
Class A Return Before Taxes	0.03%	0.02%	0.04%
Class C Return Before Taxes	0.03%	0.02%	0.04%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.05%	0.08%

Lipper Institutional U.S. Government Money Markets Funds Average (reflects no deductions for taxes)	0.03%	0.02%	0.04%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class M, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class M, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class M, Class P, Administrative Class and Class D shares on any business day. Depending on the elections made on the Account Application Form, you may sell by:

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Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

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Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

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Sending a fax to our Shareholder Services department at 816.421.2861

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Sending an e-mail to piprocess@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years, as described in the "Classes of Shares" section of the Fund's prospectus. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 29, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	3

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